Exhibit 23.2

Independent Registered Public Accounting Firm’s Consent

We consent to the inclusion in this Registration Statement of KBL Merger Corp. IV on Amendment No. 2 to Form S-4 [File No. 333-234650] of our report dated August 28, 2020 with respect to our audits of the financial statements of 180 Life Sciences Corp. (formerly known as CannBioRx Life Sciences Corp.) (represents Katexco Pharmaceuticals Corp., the accounting acquirer) as of December 31, 2019 and 2018, for the year ended December 31, 2019, and for the period from March 7, 2018 (inception) through December 31, 2018, which report includes an explanatory paragraph as to the ability of 180 Life Sciences Corp. to continue as a going concern, and which report appears in the proxy statement/prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such Proxy Statement/Prospectus.

/s/ Marcum llp

Marcum llp

New York, NY

August 28, 2020

Independent Registered Public Accounting Firm’s Consent

We consent to the inclusion in this Registration Statement of KBL Merger Corp. IV on Amendment No. 2 to Form S-4 [File No. 333-234650] of our report dated November 12, 2019 with respect to our audit of the financial statements of CannBioRex Pharmaceuticals Corp. as of December 31, 2018 and for the period from March 8, 2018 (inception) through December 31, 2018, which report includes an explanatory paragraph as to the ability of CannBioRex Pharmaceuticals Corp. to continue as a going concern, and which report appears in the proxy statement/prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such Proxy Statement/Prospectus.

/s/ Marcum llp

Marcum llp

New York, NY

August 28, 2020

Independent Registered Public Accounting Firm’s Consent

We consent to the inclusion in this Registration Statement of KBL Merger Corp. IV on Amendment No. 2 to Form S-4 [File No. 333-234650] of our report dated November 12, 2019 with respect to our audits of the financial statements of 180 Therapeutics L.P. as of December 31, 2018 and 2017 and for each of the two years in the period ended December 31, 2018, which report includes an explanatory paragraph as to the ability of 180 Therapeutics L.P. to continue as a going concern, and which report appears in the proxy statement/prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such Proxy Statement/Prospectus.

/s/ Marcum llp

Marcum llp

New York, NY

August 28, 2020